Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies
Commitments and Contingencies

18. Commitments and Contingencies

(a) Operating lease commitments

The Group has operating lease agreements principally for its office properties in the PRC. Such leases have remaining terms ranging from six to 240 months and are renewable upon negotiation. Rental expenses were $10,765,209, $15,475,718 and $21,757,001, for the years ended December 31, 2009, 2010 and 2011, respectively.

Future minimum lease payments under non-cancelable operating lease agreements at December 31, 2011 were as follows:

Year ending December 31	$
2012	17,836,153
2013	14,186,034
2014	7,491,337
2015	1,639,889
2016	418,779
Thereafter	8,106,509

Total	49,678,701

(b) Contingencies

The Group is subject to claims and legal proceedings that arise in the ordinary course of its business. Each of these matters is subject to various uncertainties, and it is possible that some of these matters may be decided unfavorably to the Group. The Group does not believe that any of these matters will have a material adverse effect on its business, assets or operations.

The Group has a clawback obligation to the Fund for which the Group acts as the general partner. Carried interest is subject to clawback to the extent that the limited partners have not received a certain level of aggregate distributions or the carried interest exceeds a certain level based on cumulative results. The Group did not recognize any carried interest income for the years ended December 31, 2010 and 2011; nor did the Group have any clawback obligations for those periods.